                                                                    EXHIBIT 99.1


[FACTUAL DATA INFORMATION TECHNOLOGIES LOGO]                       PRESS RELEASE



            Factual Data and Fidelity National Information Solutions
                           Terminate Merger Agreement

         LOVELAND, Colo. -- (August 29, 2002) -- Factual Data Corp. (Nasdaq:
FDCC) and Fidelity National Information Solutions, Inc. (Nasdaq: FNIS) have mutually agreed to terminate the Agreement and Plan of Merger announced on July 24, 2002, under which FNIS would have acquired FDCC.

SOURCE: Factual Data Corp.

CONTACT: Daena Lee, Investor Relations Specialist, Factual Data Corp., 970-663-5700, ext. 243, daenal@factualdata.com.


                                       ###